                                                                    EXHIBIT 25.1
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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(B)(2)       / /

                             ---------------------

                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

               NEW YORK                                     13-5160382
        (State of incorporation                (I.R.S. employer identification no.)
     if not a U.S. national bank)

    ONE WALL STREET, NEW YORK, N.Y.                           10286
    (Address of principal executive                         (Zip code)
               offices)

                              CENDANT CORPORATION
              (Exact name of obligor as specified in its charter)

               DELAWARE                                    06-09 18165
    (State or other jurisdiction of                      (I.R.S. employer
    incorporation or organization)                     identification no.)

          9 WEST 57TH STREET                                  10019
          NEW YORK, NEW YORK                                (Zip code)
    (Address of principal executive
               offices)

                            ------------------------

                                 CODES DUE 2021
                      (Title of the indenture securities)

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
1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

NAME                                                        ADDRESS
----                                                        -------
Superintendent of Banks of the State of
  New York...............................  2 Rector Street, New York,
                                           N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York.........  33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation....  Washington, D.C. 20429

New York Clearing House Association......  New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
     AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of April, 2001.

                                                       THE BANK OF NEW YORK

                                                       By:  /s/ MING SHIANG
                                                            -----------------------------------------
                                                            Name: Ming Shiang
                                                            Title: Vice President

                                                           EXHIBIT 7 TO FORM T-1

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                DOLLAR
                                                                AMOUNTS
                                                                  IN
                                                               THOUSANDS
                                                              -----------
                                 ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........  $ 3,083,720
  Interest-bearing balances.................................    4,949,333
Securities:
  Held-to-maturity securities...............................      740,315
  Available-for-sale securities.............................    5,328,981
Federal funds sold and Securities purchased under agreements
  to resell.................................................    5,695,708
Loans and lease financing receivables:
  Loans and leases, net of unearned income........36,590,456
  LESS: Allowance for loan and lease losses..........598,536
  LESS: Allocated transfer risk reserve ..............12,575
  Loans and leases, net of unearned income, allowance, and
    reserve.................................................   35,979,345
Trading Assets..............................................   11,912,448
Premises and fixed assets (including capitalized leases)....      763,241
Other real estate owned.....................................        2,925
Investments in unconsolidated subsidiaries and associated
  companies.................................................      183,836
Customers' liability to this bank on acceptances
  outstanding...............................................      424,303
Intangible assets...........................................    1,378,477
Other assets................................................    3,823,797
                                                              -----------
    Total assets............................................  $74,266,429
                                                              ===========
                               LIABILITIES
Deposits:
  In domestic offices.......................................  $28,328,548
  Noninterest-bearing.............................12,637,384
  Interest-bearing................................15,691,164
  In foreign offices, Edge and Agreement subsidiaries, and
    IBFs....................................................   27,920,690
  Noninterest-bearing................................470,130
  Interest-bearing................................27,450,560
Federal funds purchased and Securities sold under agreements
  to repurchase.............................................    1,437,916
Demand notes issued to the U.S.Treasury.....................      100,000
Trading liabilities.........................................    2,049,818
Other borrowed money:
  With remaining maturity of one year or less...............    1,279,125
  With remaining maturity of more than one year through
    three years.............................................            0
  With remaining maturity of more than three years..........       31,080
Bank's liability on acceptances executed and outstanding....      427,110
Subordinated notes and debentures...........................    1,646,000
Other liabilities...........................................    4,604,478
                                                              -----------
    Total liabilities.......................................  $67,824,765
                                                              ===========
                             EQUITY CAPITAL
    Common stock............................................    1,135,285
    Surplus.................................................    1,008,775
    Undivided profits and capital reserves..................    4,308,492
    Net unrealized holding gains (losses) on
     available-for-sale securities..........................       27,768
    Accumulated net gains (losses) on cash flow hedges......            0
    Cumulative foreign currency translation adjustments.....      (38,656)
                                                              -----------
      Total equity capital..................................    6,441,664
                                                              -----------
      Total liabilities and equity capital..................  $74,266,429
                                                              ===========

    I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Thomas J. Mastro

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Alan R. Griffith                               Directors
Gerald L. Hassell